UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2008

Sharps Compliance Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22390 (Commission File Number)	74-2657168 (IRS Employer Identification No.)

9220 Kirby Drive, Suite 500, Houston, Texas (Address of Principal Executive Offices)		77054 (Zip Code)

Registrant’s telephone number, including area code: (713) 432-0300

TABLE OF CONTENTS

Item 2.02. Disclosure of Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 2.02. Disclosure of Results of Operations and Financial Condition

On October 27, 2008, the Company announced its results of operations for the quarter ended September 30, 2008. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of October 27, 2008 and may change thereafter.

Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits
Exhibit	Description
99.1	Press Release, dated October 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPS COMPLIANCE CORP.

DATE: October 27, 2008	By:	/s/ DAVID P. TUSA
Name: David P. Tusa
Title: Executive Vice President, Chief Financial Officer and Business Development

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated October 27, 2008